UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Explanatory Note: This filing only relates to Center Coast Brookfield MLP Focus Fund and Center Coast Brookfield Energy Infrastructure Fund, each a series of Brookfield Investment Funds.

Item 1. Reports to Shareholders.

Brookfield
20 19
SEMI-ANNUAL REPORT
March 31, 2019

Center Coast Brookfield
Energy Infrastructure Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $18 billion of assets under management as of March 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $365 billion of assets under management as of March 31, 2019. For more information, go to www.brookfield.com.
Center Coast Brookfield Energy Infrastructure Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield Energy Infrastructure Fund (the “Fund”) for the six months ended March 31, 2019 (the “Period”). The Fund's Class Y Shares commenced operations on October 1, 2018.*
The Period was marked by volatility, with the Alerian MLP Index (“AMZ”) returning -5.53%. In the fourth quarter of 2018 the energy infrastructure segment experienced an unfortunate combination of crude oil price weakness, broader market volatility and tax-loss selling that resulted in a -17.30% return for the AMZ, the third-worst quarter for the AMZ on record. Market performance reversed swiftly in the first quarter of 2019 as the AMZ returned +16.82%, the fourth-best quarter for the AMZ on record.
Regardless of the recent market swings, our outlook for the asset class remains favorable. To start, the corporate and financing maturation process that has contributed to sector-specific price volatility over the last several quarters appears to be largely behind us. Since the beginning of 2018 there have been over 15 simplification transactions resulting in generally healthier, lower risk companies in the sector, lower financial leverage, better distribution coverage, self-funding of capex and improved governance. This leaves us with less than 10% of the current market cap in structures with legacy corporate structures. In addition, public equity issuance is expected to significantly decrease, due to the transition to self-funding business models, reducing sector reliance on external equity capital markets. Sector fundamentals also remain robust as the energy industry set new records for production and transportation of U.S. hydrocarbons in 2018. The U.S. grew crude oil production by almost 20% in 2018 and is now the largest oil-producing country in the world—recently surpassing both Russia and Saudi Arabia—with output at 11.7 million barrels per day (MMb/d).i Natural gas production is also at an all-time high after growing approximately 15% in 2018. Moreover, exports of U.S. crude oil, natural gas, and natural gas liquids (NGLs) hit record levels in 2018 and together grew by approximately 40% in 2018.ii We expect exports of U.S. hydrocarbons to continue to grow and expect that new projects will further add to our nation’s export capacity. One study estimates there will be almost $800 billion of new energy infrastructure investment through 2035iii – with much of it expected to be centered around export activity on the U.S. Gulf Coast. Our optimism is somewhat blunted by geopolitical risks globally, and in particular, the worsening trade relationship between the U.S. and China.
The combination of growing U.S. supply, global demand, and the critical need for more midstream assets keeps us optimistic about the earnings and cash flow potential of our energy infrastructure investments. Further, we think a more mature asset class that is less reliant on the capital markets will be more appealing to a broader set of investors. In our opinion, the catalyst for continued positive performance will be in execution with few surprises. The outlook is exciting, and we believe the plan ahead is a good one; if companies execute and deliver on stated objectives, we believe the future will be bright.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of March 31, 2019.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield Energy Infrastructure Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

* Shares of the Fund are not offered for sale as of the date of this Semi-Annual Report.
2019 Semi-Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
Must be preceded or accompanied by a prospectus. Shares of the Fund, however, are not currently offered for sale.
i Energy Information Administration’s (EIA) Weekly Petroleum Status Report for the week ended February 19, 2019.
ii U.S. Energy Information Administration Exports. Data as of December 31, 2018.
iii The INGAA Foundation’s North American Midstream Infrastructure through 2035 Study. Data as of June 18, 2018 and reflects most recent available.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2019 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund’s currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Fund’s holdings.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period (10/01/18– 03/31/19)(1)
Actual
Class Y Shares	1.25%	$1,000.00	$ 980.30	$6.17
Hypothetical (assuming a 5% return before expenses)
Class Y Shares	1.25%	$1,000.00	$1,018.70	$6.29
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 (to reflect a six-month period).
2019 Semi-Annual Report3

Fund Performance (Unaudited)
All Periods Ended March 31, 2019

Average Annual Total Returns for Periods Ended March 31, 2019	Six Months†	Since Inception[1]
Class Y Shares	-1.97%	-1.97%
S&P 500 Index[2]	-1.72%	-1.72%
Alerian Midstream Energy Select Index[3]	2.31%	2.31%
† Returns for less than one year are not annualized.
1 Class Y Shares commenced operations on October 1, 2018.
2 The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indexes are not managed and an investor cannot invest directly in an index.
3 The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX).
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859.
Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.
4Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
March 31, 2019

Asset Allocation by Sector	Percent of Net Assets
Master Limited Partnerships
Pipeline Transportation | Natural Gas	10.6%
Pipeline Transportation | Petroleum	8.3%
Gathering + Processing | Natural Gas	5.0%
Total Master Limited Partnerships	23.9%
Common Stocks
Gathering + Processing | Natural Gas	24.1%
Pipeline Transportation | Petroleum	23.7%
Pipeline Transportation | Natural Gas	18.5%
Other | Liquefaction	6.8%
Total Common Stocks	73.1%
Other Assets in Excess of Liabilities	3.0%
Net Assets	100.0%

TOP TEN HOLDINGS
Plains GP Holdings LP	9.3%
Williams Companies, Inc.	8.6%
Cheniere Energy, Inc.	6.7%
TransCanada Corp.	6.6%
Enterprise Products Partners LP	5.5%
Energy Transfer LP	5.1%
MPLX LP	5.0%
ONEOK, Inc.	4.8%
Targa Resources Corp.	4.8%
Kinder Morgan, Inc.	4.8%
2019 Semi-Annual Report5

Center Coast Brookfield Energy Infrastructure Fund
Schedule of Investments (Unaudited)
March 31, 2019

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 23.9%
Gathering + Processing | Natural Gas – 5.0%
MPLX LP	7,424	$ 244,175
Pipeline Transportation | Natural Gas – 10.6%
Energy Transfer LP	16,158	248,349
Enterprise Products Partners LP	9,350	272,085
Total Pipeline Transportation | Natural Gas		520,434
Pipeline Transportation | Petroleum – 8.3%
Magellan Midstream Partners LP	2,686	162,852
NuStar Energy LP	4,528	121,758
Phillips 66 Partners LP	2,329	121,923
Total Pipeline Transportation | Petroleum		406,533
Total MASTER LIMITED PARTNERSHIPS (Cost $1,177,351)		1,171,142
COMMON STOCKS – 73.1%
Gathering + Processing | Natural Gas – 24.1%
Altus Midstream Co. [1]	19,875	117,263
Antero Midstream Corp.	12,354	170,238
ONEOK, Inc.	3,379	235,989
Targa Resources Corp.	5,669	235,547
Williams Companies, Inc.	14,711	422,500
Total Gathering + Processing | Natural Gas		1,181,537
Other | Liquefaction – 6.8%
Cheniere Energy, Inc. [1]	4,844	331,136
Pipeline Transportation | Natural Gas – 18.5%
EnLink Midstream LLC	13,696	175,035
Equitrans Midstream Corp.	8,011	174,479
Kinder Morgan, Inc.	11,698	234,077
TransCanada Corp.	7,187	322,984
Total Pipeline Transportation | Natural Gas		906,575
Pipeline Transportation | Petroleum – 23.7%
Enbridge, Inc.	6,236	226,118
Pembina Pipeline Corp.	4,246	156,083
Plains GP Holdings LP	18,322	456,584
SemGroup Corp.	11,245	165,751
Tallgrass Energy LP	6,307	158,558
Total Pipeline Transportation | Petroleum		1,163,094
Total COMMON STOCKS (Cost $3,612,000)		3,582,342
Total Investments – 97.0% (Cost $4,789,351)		4,753,484
Other Assets in Excess of Liabilities – 3.0%		146,332
TOTAL NET ASSETS – 100.0%		$ 4,899,816

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

1	— Non-income producing security.

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Statement of Assets and Liabilities (Unaudited)
March 31, 2019

Assets:
Investments in securities, at value (cost $4,789,351)	$4,753,484
Cash	42,129
Dividends receivable	5,422
Deferred offering costs	69,245
Net receivable from Adviser	45,495
Receivable for investments sold	8,205
Total assets	4,923,980
Liabilities:
Trustees' fee payable	1,407
Accrued expenses	22,757
Total liabilities	24,164
Commitments and contingencies (Note 8)
Net Assets	$4,899,816
Composition of Net Assets:
Paid-in capital	$5,013,542
Accumulated losses	(113,726)
Net assets applicable to capital shares outstanding	$4,899,816
Net Assets
Class Y Shares — Net Assets	$4,899,816
Shares outstanding	501,693
Net asset value and redemption price per share	$ 9.77

See Notes to Financial Statements.
2019 Semi-Annual Report7

Center Coast Brookfield Energy Infrastructure Fund
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $3,444)	$ 97,836
Distributions from master limited partnerships	56,858
Total dividends and distributions	154,694
Less return of capital distributions	(93,810)
Total investment income	60,884
Expenses:
Investment advisory fees (Note 3)	22,977
Administration fees (Note 3)	3,446
Offering fees	68,867
Audit and tax services	15,050
Trustees' fees	9,688
Legal fees	6,000
Custodian fees	3,368
Reports to shareholders	2,348
Transfer agent fees	1,803
Miscellaneous	1,179
Fund accounting fees	647
Registration fees	608
Insurance	60
Interest expense	7
Total operating expenses	136,048
Less expenses reimbursed by the investment adviser (Note 3)	(107,327)
Net expenses	28,721
Net investment income	32,163
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(96,543)
Foreign currency transactions	59
Net realized loss	(96,484)
Net change in unrealized appreciation (depreciation) on:
Investments	(35,867)
Foreign currency translations	4
Net change in unrealized depreciation	(35,863)
Net realized and unrealized loss	(132,347)
Net decrease in net assets resulting from operations	$(100,184)

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Statements of Changes in Net Assets

For the Six Months Ended March 31, 2018 (Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 32,163
Net realized loss	(96,484)
Net unrealized depreciation	(35,863)
Net decrease in net assets resulting from operations	(100,184)
Distributions to Shareholders:
From net investment income:
Class Y shares	(13,542)
Total distributions paid	(13,542)
Capital Share Transactions (Note 6):
Subscriptions	5,000,000
Reinvestment of distributions	13,542
Net increase in capital share transactions	5,013,542
Total increase in net assets	4,899,816
Net Assets:
Beginning of period	—
End of period	$4,899,816

See Notes to Financial Statements.
2019 Semi-Annual Report9

Center Coast Brookfield Energy Infrastructure Fund
Financial Highlights

Class Y	For the Six Months Ended March 31, 2019 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Net investment income[1]	0.12
Net realized and unrealized loss on investment transactions	(0.32)
Net decrease in net asset value resulting from operations	(0.20)
Distributions from net investment income	(0.03)
Net asset value, end of period	$ 9.77
Total Investment Return†	-1.97% [4]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$4,900
Gross operating expenses	5.92% [3]
Net expenses, including fee waivers and reimbursement	1.25% [3]
Net investment income	1.40% [3]
Net investment income, excluding the effect of fee waivers and reimbursement	(3.27)% [3]
Portfolio turnover rate	50% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Class Y Shares commenced operations on October 1, 2018.
[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[3]	Annualized.
[4]	Not annualized.

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited)
March 31, 2019

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of seven different series of underlying portfolios. Center Coast Brookfield Energy Infrastructure Fund (the “Fund”), a series of the Trust, is non-diversified as the term is defined in the 1940 Act. The Fund's Class Y Shares commenced operations on October 1, 2018. Shares of the Fund are not offered for sale as of the date of this report.
The Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is not publicly offering any share class to investors.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek total return through growth of capital and current income. The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is
2019 Semi-Annual Report11

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset
12Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 1,171,142	$ —	$ —	$ 1,171,142
Common Stocks	3,582,342	—	—	3,582,342
Total Investments	$ 4,753,484	$ —	$ —	$ 4,753,484
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax
2019 Semi-Annual Report13

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended March 31, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be
14Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
Pursuant to operating expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business) at certain levels. The Expense Limitation Agreement will continue until at least October 1, 2020 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $107,327 for six months ended March 31, 2019. For the six months ended March 31, 2019, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For its services under the Administration Agreement, the Adviser receives from the Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
2019 Semi-Annual Report15

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

4.Purchases and Sales of Investments
For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term investments were $7,184,608 and $2,221,906, respectively.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	Center Coast Brookfield Energy Infrastructure Fund
	2019
Class Y	Shares	Amount
Subscriptions	500,000	$5,000,000
Reinvestment of distributions	1,693	13,542
Redemptions	—	—
Net Increase	501,693	$5,013,542
6.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2019 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For six months ended March 31, 2019, the average interest rate on the outstanding principal amount for the Fund was 5.00%.
During the six months ended March 31, 2019, the Fund utilized the credit facility for 1 day and had an outstanding average daily loan balance of $16,000. The maximum amount outstanding during the period was $16,000 and the interest expense amounted to $7. At of March 31, 2019, the Fund did not have an amount outstanding on the credit facility.
7.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of March 31, 2019, The Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
16Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2018 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$4,798,867	$180,597	$(216,464)	$(35,867)
8.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that herein, there are no additional events that require recognition or disclosure in the financial statements.
2019 Semi-Annual Report17

Center Coast Brookfield Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
March 31, 2019

At an in-person meeting held on May 17, 2018, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with Brookfield Public Securities Group LLC (the “Adviser”) for the Fund, a new series of the Trust.
In considering the Advisory Agreement, the Board reviewed information provided by the Adviser relating to the Fund and the Adviser, and other information regarding the nature, extent and quality of services to be provided by the Adviser under the Advisory Agreement, as more fully discussed below.
In considering whether to approve the Advisory Agreement for the Center Coast Brookfield Energy Infrastructure Fund, (the “Fund”) the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser; (2) the Adviser's personnel and operations; (3) the level and method of computing the Fund's proposed advisory fees; (4) any "fall-out" benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser's relationship with the Trust); and (5) the anticipated effect of growth in size on the Fund's performance and expenses.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES. In considering the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser would be responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates were satisfactory and that there was a reasonable basis on which to conclude that it would provide a high quality of investment services to the Fund. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients. In addition, the Board considered the fact that the Fund’s portfolio managers, who are responsible for the day-to-day portfolio management of the Fund, have significant expertise with MLP investments.
PERFORMANCE. While the Fund had not yet commenced operations, the Board did consider the Fund's investment policies and strategy. In addition, the Board considered the performance of other funds managed by the Fund's portfolio managers.
FEES AND EXPENSES. The Board considered the proposed management fee payable under the Advisory Agreement and took into account that the proposed fee was consistent with the management fee charged by the Adviser to the other comparable series of the Trust and were in line with relevant peers. The Board noted that the Fund's proposed management fee included both advisory and administrative fees.
The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Fund's total annual operating expenses. The Board concluded that the contract rate advisory fee and total fund expenses for the Fund were reasonable.
PROFITABILITY. As the Fund had not commenced operation, the Board did not consider the anticipated profitability of the Adviser with respect to the Fund. However, the Board specifically noted that the Adviser agreed to enter into a contractual expense limitation waiver for the Fund, in order to limit the Fund's net operating expenses.
ECONOMIES OF SCALE. The Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Fund would justify a reduction of the rate of the advisory fees as applied to larger amounts of assets under management.
OTHER FACTORS. As part of its evaluation of the Adviser's compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment
18Brookfield Public Securities Group LLC

Center Coast Brookfield Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
March 31, 2019

advisory services to the Fund and the ongoing commitment of the Adviser to the Fund.
CONCLUSION. As part of its evaluation of the Adviser's compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of the Adviser to the Fund.
2019 Semi-Annual Report19

Center Coast Brookfield Energy Infrastructure Fund
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
20Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
777 E Wisconsin Avenue
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT will be available on the SEC's website at www.sec.gov. In addition, the Fund's Form N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Brookfield
20 19
SEMI-ANNUAL REPORT
March 31, 2019

Center Coast
Brookfield MLP Focus Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, energy infrastructure equities, real asset debt and diversified real assets. With over $18 billion of assets under management as of March 31, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $365 billion of assets under management as of March 31, 2019. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP Focus Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Center Coast Brookfield MLP Focus Fund (the “Fund”) for the six-month period ended March 31, 2019 (the “Period”).
The Period was marked by volatility, with the Alerian MLP Index (“AMZ”) returning -5.53%. In the fourth quarter of 2018 the energy infrastructure segment experienced an unfortunate combination of crude oil price weakness, broader market volatility and tax-loss selling that resulted in a -17.30% return for the AMZ, the third-worst quarter for the AMZ on record. Market performance reversed swiftly in the first quarter of 2019 as the AMZ returned +16.82%, the fourth-best quarter for the AMZ on record.
Regardless of the recent market swings, our outlook for the asset class remains favorable. To start, the corporate and financing maturation process that has contributed to sector-specific price volatility over the last several quarters appears to be largely behind us. Since the beginning of 2018 there have been over 15 simplification transactions resulting in generally healthier, lower risk companies in the sector, lower financial leverage, better distribution coverage, self-funding of capital expenditure and improved governance. This leaves us with less than 10% of the current market cap in structures with legacy corporate structures. In addition, public equity issuance is expected to significantly decrease, due to the transition to self-funding business models, reducing sector reliance on external equity capital markets. Sector fundamentals also remain robust as the energy industry set new records for production and transportation of U.S. hydrocarbons in 2018. The U.S. grew crude oil production by almost 20% in 2018 and is now the largest oil-producing country in the world—recently surpassing both Russia and Saudi Arabia—with output at 11.7 million barrels per day (MMb/d).i Natural gas production is also at an all-time high after growing approximately 15% in 2018. Moreover, exports of U.S. crude oil, natural gas, and natural gas liquids (NGLs) hit record levels in 2018 and together grew by approximately 40% in 2018.ii We expect exports of U.S. hydrocarbons to continue to grow and expect that new projects will further add to our nation’s export capacity. One study estimates there will be almost $800 billion of new energy infrastructure investment through 2035iii – with much of it expected to be centered around export activity on the U.S. Gulf Coast. Our optimism is somewhat blunted by geopolitical risks globally, and in particular, the worsening trade relationship between the U.S. and China.
The combination of growing U.S. supply, global demand, and the critical need for more midstream assets keeps us optimistic about the earnings and cash flow potential of our energy infrastructure investments. Further, we think a more mature asset class that is less reliant on the capital markets will be more appealing to a broader set of investors. In our opinion, the catalyst for continued positive performance will be in execution with few surprises. The outlook is exciting, and we believe the plan ahead is a good one; if companies execute and deliver on stated objectives, we believe the future will be bright.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of March 31, 2019.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfield.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP Focus Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

2019 Semi-Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
Must be preceded or accompanied by a prospectus.
i Energy Information Administration’s (EIA) Weekly Petroleum Status Report for the week ended February 19, 2019.
ii U.S. Energy Information Administration Exports. Data as of December 31, 2018.
iii The INGAA Foundation’s North American Midstream Infrastructure through 2035 Study. Data as of June 18, 2018 and reflects most recent available.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2019 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund’s currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Fund’s holdings.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period (10/01/18– 03/31/19)(1)
Actual
Class A Shares	1.46%	$1,000.00	$ 979.50	$ 7.21
Class C Shares	2.21%	1,000.00	976.00	10.89
Class I Shares	1.21%	1,000.00	979.90	5.97
Class Y Shares	1.21%	1,000.00	981.20	5.98
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.46%	1,000.00	1,017.65	7.34
Class C Shares	2.21%	1,000.00	1,013.91	11.10
Class I Shares	1.21%	1,000.00	1,018.90	6.09
Class Y Shares	1.21%	1,000.00	1,000.00	6.03
(1)	Expenses are equal to the Fund’s annualized expense ratio by class multiplied by the average account value over the period, multiplied by 182/365 (to reflect a six-month period).
2019 Semi-Annual Report3

Fund Performance (Unaudited)
All Periods Ended March 31, 2019

Average Annual Total Returns for Periods Ended March 31, 2019.	Six Months†	1 Year	3 Years	5 Years	Since Inception*
Class A Shares (excluding sales charge)	-2.05%	16.34%	5.59%	-1.67%	2.59%
Class A Shares (including sales charge)	-6.71%	10.78%	3.51%	-2.82%	1.86%
Class C Shares (excluding sales charge)	-2.40%	15.42%	4.75%	-2.42%	1.78%
Class I Shares	-1.88%	16.69%	N/A	N/A	0.55%
Class Y Shares	-2.01%	16.51%	5.84%	-1.45%	2.79%
S&P 500 Index[1]	-1.72%	9.50%	13.51%	10.91%	12.69%
Alerian MLP Index[2]	-3.38%	15.11%	5.69%	-4.73%	2.41%
† Returns for less than one year are not annualized.
* Class A, Class C and Class Y Shares were incepted on December 31, 2010 and Class I Shares commenced operations on February 5, 2018. The Alerian MLP Index references Class Y’s inception date. All returns shown in USD.
1 The S&P 500 Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indexes are not managed and an investor cannot invest directly in an index.
2 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
Performance data quoted represents past performance and is no guarantee of future results. S&P 500 Index and Alerian MLP Index references Class A’s inception date. Total return figures include the reinvestment of dividends and capital gains, and as the Fund is taxable as a “C” corporation, performance is net of federal, state and local taxes paid by the Fund. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (855) 244-4859.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund is a series of Brookfield Investment Funds, which has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. The Fund offers multiple share classes, which are subject to different sales charges and distribution and servicing fees. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history.
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total annual fund operating expenses (i.e., the Fund’s gross expense ratios) (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business), at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares, as applicable to investors respectively. The fee waiver and expense reimbursement arrangement will continue for two years following the Fund’s Reorganization and may not be terminated by the Fund or the Adviser before such time. Current performance of the Fund may be lower or higher than the performance quoted. Performance shown including sales charge reflects the Class A maximum sales charge of 5.75% of the Predecessor Fund. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge or fee would reduce the performance quoted. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced. On purchases of Class A Shares, no sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of
4Brookfield Public Securities Group LLC

Fund Performance (Unaudited) (continued)
All Periods Ended March 31, 2019

1.00% on redemptions made within 18 months of the purchase. If imposed, the CDSC is based on the original cost of the shares redeemed. Class C Shares are subject to a CDSC of 1.00% when redeemed within 12 months of the purchase.
The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate it receives from the MLPs in which it invests. It is expected that a portion of the distributions will be considered tax deferred return of capital (ROC). ROC is tax deferred and reduces the shareholder’s cost basis (until the cost basis reaches zero); and when the Fund shares are sold, if the result is a gain, it would then be taxable to the shareholder at the capital gains rate. Any portion of distributions that are not considered ROC are expected to be characterized as qualified dividends for tax purposes. Qualified dividends are taxable in the year received and do not serve to reduce the shareholder’s cost basis. The portion of the Fund’s distributions that are considered ROC may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions. An investment in the Fund may not receive the same tax treatment as a direct investment in the MLP. Because deferred tax liability may be reflected in the daily NAV, the MLP Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.
Earnings growth is not a measure of the Fund’s future performance.
Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
2019 Semi-Annual Report5

Center Coast Brookfield MLP Focus Fund
Portfolio Characteristics (Unaudited)
March 31, 2019

Asset Allocation by Sector	Percent of Net Assets
Master Limited Partnerships
Pipeline Transportation | Petroleum	26.2%
Pipeline Transportation | Natural Gas	24.0%
Gathering + Processing | Natural Gas	14.5%
Services | Midstream	0.1%
Total Master Limited Partnerships	64.8%
Common Stocks
Gathering + Processing | Natural Gas	16.9%
Pipeline Transportation | Natural Gas	8.9%
Pipeline Transportation | Petroleum	8.4%
Total Common Stocks	34.2%
Money Market Fund	1.0%
Liabilities in Excess of Other Assets	0.0%
Net Assets	100.0%

TOP TEN HOLDINGS
Energy Transfer LP	9.0%
Enterprise Products Partners LP	8.9%
Plains All American Pipeline LP	8.6%
Williams Companies, Inc.	7.5%
EnLink Midstream LLC	6.0%
NuStar Energy LP	5.8%
MPLX LP	5.3%
Targa Resources Corp.	4.8%
ONEOK, Inc.	4.6%
Enbridge, Inc.	4.6%
6Brookfield Public Securities Group LLC

Center Coast Brookfield MLP Focus Fund
Schedule of Investments (Unaudited)
March 31, 2019

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 64.8%
Gathering + Processing | Natural Gas – 14.5%
Crestwood Equity Partners LP	755,403	$ 26,582,632
DCP Midstream LP	2,411,180	79,689,499
Enable Midstream Partners LP	1,825,051	26,134,730
MPLX LP	4,178,399	137,427,543
Oasis Midstream Partners LP	102,320	2,079,142
Summit Midstream Partners LP	2,690,910	26,182,554
Western Midstream Partners LP	2,432,450	76,281,637
Total Gathering + Processing | Natural Gas		374,377,737
Services | Midstream – 0.1%
USA Compression Partners LP	254,250	3,968,843
Pipeline Transportation | Natural Gas – 24.0%
Energy Transfer LP	15,149,321	232,845,064
Enterprise Products Partners LP	7,885,059	229,455,217
EQT Midstream Partners LP	1,720,319	79,427,128
TC Pipelines LP	2,107,712	78,744,120
Total Pipeline Transportation | Natural Gas		620,471,529
Pipeline Transportation | Petroleum – 26.2%
Andeavor Logistics LP	2,637,997	93,015,774
Buckeye Partners LP	2,202,792	74,938,984
Magellan Midstream Partners LP	1,840,619	111,596,730
NuStar Energy LP [1]	5,584,703	150,172,664
Phillips 66 Partners LP	495,653	25,947,434
Plains All American Pipeline LP	9,030,109	221,327,972
Total Pipeline Transportation | Petroleum		676,999,558
Total MASTER LIMITED PARTNERSHIPS (Cost $1,567,408,641)		1,675,817,667
COMMON STOCKS – 34.2%
Gathering + Processing | Natural Gas – 16.9%
ONEOK, Inc.	1,692,700	118,218,168
Targa Resources Corp.	3,009,279	125,035,543
Williams Companies, Inc.	6,764,264	194,269,662
Total Gathering + Processing | Natural Gas		437,523,373
Pipeline Transportation | Natural Gas – 8.9%
EnLink Midstream LLC	12,054,507	154,056,599
Kinder Morgan, Inc.	3,748,068	74,998,841
Total Pipeline Transportation | Natural Gas		229,055,440
Pipeline Transportation | Petroleum – 8.4%
Enbridge, Inc.	3,259,582	118,192,443
SemGroup Corp. [1]	4,840,752	71,352,684
Tallgrass Energy LP	1,102,055	27,705,663
Total Pipeline Transportation | Petroleum		217,250,790
Total COMMON STOCKS (Cost $746,691,939)		883,829,603

See Notes to Financial Statements.
2019 Semi-Annual Report7

Center Coast Brookfield MLP Focus Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT – 1.0%
Money Market Fund – 1.0%
First American Treasury Obligations Fund, Class X, 2.37% [2]	26,834,245	$ 26,834,245
Total SHORT-TERM INVESTMENT (Cost $26,834,245)		26,834,245
Total Investments – 100.0% (Cost $2,340,934,825)		2,586,481,515
Other Assets in Excess of Liabilities – 0.0%		149,513
TOTAL NET ASSETS – 100.0%		$2,586,631,028

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

1	— Affiliate issuer. (Note 8)
2	— The rate quoted is the annualized seven-day yield as of March 31, 2019.

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2019

Assets:
Investments in unaffiliated securities, at value (cost $2,079,615,911)	$2,364,956,167
Investments in affiliated securities, at value (cost $261,318,914)	221,525,348
Total investments (cost $2,340,934,825)	2,586,481,515
Receivable for investments sold	6,071,933
Receivable for fund shares sold	5,610,529
Interest and dividends receivable	264,503
Prepaid expenses	146,301
Total assets	2,598,574,781
Liabilities:
Payable for investments purchased	1,694,326
Payable for fund shares purchased	5,300,004
Distribution fee payable	2,101,098
Investment advisory fee payable (Note 4)	2,125,456
Administration fee payable (Note 4)	325,308
Trustees' fees payable	15,490
Accrued expenses	382,071
Total liabilities	11,943,753
Commitments and contingencies (Note 10)
Net Assets	$2,586,631,028
Composition of Net Assets:
Paid-in capital	2,780,999,487
Accumulated losses	(194,368,459)
Net assets applicable to capital stock outstanding	$2,586,631,028
Net Assets
Class A Shares - Net Assets	$ 368,115,505
Shares outstanding	54,982,292
Net asset value and redemption price per share	$ 6.70
Offering price per share based on a maximum sales charge of	$ 7.03
Class C Shares - Net Assets	$ 551,183,597
Shares outstanding	90,515,230
Net asset value and redemption price per share	$ 6.09
Class I Shares - Net Assets	$ 252
Shares outstanding	37
Net asset value and redemption price per share	$ 6.85*
Class Y Shares - Net Assets	$1,667,331,674
Shares outstanding	243,325,242
Net asset value and redemption price per share	$ 6.85

*	Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.
2019 Semi-Annual Report9

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2019

Investment Income:
Distributions from unaffiliated master limited partnerships	67,692,561
Distributions from affiliated master limited partnerships	6,661,830
Dividends and distributions from unaffiliated common stock (net of foreign withholding tax of $299,508)	19,019,082
Dividends and distributions from affiliated common stock	2,257,454
Dividends from money market fund	115,166
Total dividends and distributions	95,746,093
Less return of capital on distributions from unaffliated investments	(75,721,494)
Less return of capital on distributions from affliated investments	(8,919,284)
Total investment income	11,105,315
Expenses:
Investment advisory fees (Note 4)	12,175,798
Administration fees (Note 4)	1,826,370
Distribution fees — Class A	440,466
Distribution fees — Class C	2,758,807
Transfer agency fees	142,847
Fund accounting fees	117,824
Reports to shareholders	112,339
Trustees' fees	91,510
Insurance	69,758
Legal fees	65,150
Registration fees	63,194
Franchise tax	60,256
Audit and tax services	54,306
Miscellaneous	54,087
Custodian fees	53,877
Interest expense	8,687
Total operating expenses	18,095,276
Less expenses waived by the investment adviser (Note 4)	(103,031)
Net expenses	17,992,245
Net investment loss	(6,886,930)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated companies	(37,920,517)
Investments in affiliated companies	602,836
Foreign currency transactions	(6,449)
Net realized loss on investments	(37,324,130)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated companies	(962,848)
Investments in affiliated companies	(10,215,142)
Foreign currency translations	(1,644)
Net change in unrealized appreciation (depreciation)	(11,179,634)
Net realized and unrealized loss	(48,503,764)
Net decrease in net assets resulting from operations	$(55,390,694)

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2019 (Unaudited)	For the Ten Months Ended September 30, 2018[1]	For the Fiscal Year Ended November 30, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (6,886,930)	$ (18,810,721)	$ (37,667,955)
Net realized gain (loss)	(37,324,130)	101,811,979	24,353,399
Net unrealized appreciation (depreciation)	(11,179,634)	144,650,896	(190,655,524)
Net increase (decrease) in net assets resulting from operations	(55,390,694)	227,652,154	(203,970,080)
Distributions to Common Shareholders:
From distributable earnings
Class A shares	—	(8,527,635)	—
Class C shares	—	(15,503,812)	—
Class I shares	—	(5)	—
Class Y shares	—	(35,029,698)	—
From return of capital
Class A shares	(18,425,512)	(27,305,908)	(36,826,259)
Class C shares	(31,533,513)	(49,643,969)	(70,244,807)
Class I shares	(12)	(15)	—
Class Y shares	(78,634,333)	(112,166,818)	(131,027,418)
Total distributions	(128,593,370)	(189,116,710)	(238,098,484)
Capital Share Transactions (Note 6):
Subscriptions	730,400,492	885,813,665	1,100,942,631
Reinvestment of distributions	124,074,086	180,614,093	228,728,796
Redemptions	(678,027,908)	(1,031,270,834)	(969,472,726)
Net increase in net assets from capital share transactions	176,446,670	35,156,924	360,198,701
Total increase (decrease) in net assets	(7,537,394)	73,692,368	(81,869,863)
Net Assets:
Beginning of period	2,594,168,422	2,520,476,054	2,602,345,917
End of period	$2,586,631,028	$ 2,594,168,422	$2,520,476,054 [2]

[1]	The Fund changed its fiscal year end from November 30 to September 30.
[2]	The Securities and Exchange Commission (“SEC”) eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the fiscal year ended November 30, 2017, distributions in excess of net investment income were $(196,900,682).

See Notes to Financial Statements.
2019 Semi-Annual Report11

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Ten Month Period Ended September 30,	For the Year Ended November 30,				For the Year Ended November 30,
Class A	2019 (Unaudited)	2018 [2]	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49	$ 11.02	$ 10.13
Income from investment Operations:
Net investment loss[1]	(0.02)	(0.07)	(0.11)	(0.05)	(0.04)	(0.08)	(0.10)
Return of capital[1]	0.17	0.33	0.38	0.37	0.34	0.33	0.39
Net realized and unrealized gain (loss) on investments[1,3]	(0.32)	0.43	(0.79)	0.29	(2.77)	0.90	1.27
Total from investment operations	(0.17)	0.69	(0.52)	0.61	(2.47)	1.15	1.56
Distributions to Shareholders:
From net investment income	—	(0.16)	—	—	—	(0.30)	—
From return of capital	(0.34)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.34)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net asset value, end of period	$ 6.70	$ 7.21	$ 7.03	$ 8.23	$ 8.30	$ 11.49	$ 11.02
Total Return†	-2.05% [9]	10.26% [9]	-6.88%	8.17%	-22.27%	10.62%	15.67% [4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$368,116	$388,010	$369,684	$451,900	$416,593	$566,018	$798,021
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.47% [10]	1.47% [10]	1.44%	1.46%	1.47%	1.44%	1.46%
Expense recoupment/(waivers)	(0.01)% [10]	(0.01)% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	1.46% [10]	1.46% [10]	1.44%	1.46%	1.47%	1.44%	1.49%
Deferred tax expense/(benefit)[5,6]	—%10	—% [10]	—%	5.61%	(14.59)%	5.62%	7.49% [7]
Total expenses/(benefit)	1.46% [10]	1.46% [10]	1.44%	7.07%	(13.12)%	7.06%	8.98% [7]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.57)% [10]	(1.13)% [10]	(1.39)%	(1.10)%	0.95%	(1.20)%	(1.46)%
Expense recoupment/(waivers)	0.01% [10]	0.01% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.56)% [10]	(1.12)% [10]	(1.39)%	(1.10)%	0.95%	(1.20)%	(1.49)%
Deferred tax benefit[6,8]	—%10	—% [10]	0.09%	0.41%	0.59%	0.50%	0.61% [7]
Net investment loss	(0.56)% [10]	(1.12)% [10]	(1.30)%	(0.69)%	(0.36)%	(0.70)%	(0.88)% [7]
Portfolio turnover rate	28% [9]	35% [9]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	For the fiscal year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[6]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.
[8]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[9]	Not annualized.
[10]	Annualized.

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Ten Month Period Ended September 30,	For the Year Ended November 30,				For the Year Ended November 30,
Class C	2019 (Unaudited)	2018 [2]	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08	$ 10.72	$ 9.94
Income from investment operations:
Net investment loss[1]	(0.04)	(0.10)	(0.16)	(0.11)	(0.11)	(0.16)	(0.15)
Return of capital[1]	0.16	0.30	0.36	0.35	0.32	0.32	0.38
Net realized and unrealized gain (loss) on investments[1,3]	(0.30)	0.38	(0.73)	0.28	(2.66)	0.88	1.22
Total from investment operations	(0.17)	0.58	(0.53)	0.52	(2.45)	1.04	1.45
Distributions to Shareholders:
From net investment income	—	(0.16)	—	—	—	(0.30)	—
From return of capital	(0.34)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.34)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net asset value, end of period	$ 6.09	$ 6.61	$ 6.54	$ 7.75	$ 7.91	$ 11.08	$ 10.72
Total Return†	-2.40% [9]	9.31% [9]	-7.44%	7.40%	-22.93%	9.87%	14.84% [4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$551,184	$637,182	$660,663	$796,542	$841,555	$1,056,466	$762,945
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	2.22% [10]	2.22% [10]	2.19%	2.21%	2.22%	2.19%	2.21%
Expense recoupment/(waivers)	(0.01)% [10]	(0.01)% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	2.21% [10]	2.21% [10]	2.19%	2.21%	2.22%	2.19%	2.24%
Deferred tax expense/(benefit)[5,6]	—% [10]	—% [10]	—%	5.61%	(14.59)%	5.62%	7.49% [7]
Total expenses/(benefit)	2.21% [10]	2.21% [10]	2.19%	7.82%	(12.37)%	7.81%	9.72% [7]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(1.32)% [10]	(1.88)% [10]	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.21)%
Expense recoupment/(waivers)	0.01% [10]	0.01% [10]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(1.31)% [10]	(1.87)% [10]	(2.14)%	(1.85)%	(1.70)%	(1.95)%	(2.24)%
Deferred tax expense/(benefit)[6,8]	—% [10]	—% [10]	0.09%	0.41%	0.59%	0.50%	0.61% [7]
Net investment loss	(1.31)% [10]	(1.87)% [10]	(2.05)%	(1.44)%	(1.11)%	(1.45)%	(1.62)% [7]
Portfolio turnover rate	28% [9]	35% [9]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	For the fiscal year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[6]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[7]	Ratios have been restated due to a change in accounting methodology.
[8]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[9]	Not Annualized.
[10]	Annualized.

See Notes to Financial Statements.
2019 Semi-Annual Report13

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Period February 5, 2018 to September 30,
Class I	2019 (Unaudited)	2018 [2,3]
Per Share Operating Performance:
Net asset value, beginning of period	$ 7.35	$ 7.64
Income from investment Operations:
Net investment income[1]	(0.01)	(0.04)
Return of capital[1]	0.18	0.32
Net realized and unrealized gain (loss) on investments[1,2]	(0.33)	(0.11)
Total from investment operations	(0.16)	0.17
Distributions to Shareholders:
From net investment income	—	(0.14)
From return of capital	(0.34)	(0.32)
Total distributions to shareholders	(0.34)	(0.46)
Net asset value, end of period	$ 6.85	$ 7.35
Total Return†	-1.88% [4]	2.55% [4]
Ratios and Supplemental Data:
Net assets, end of period	$ 252	$ 257
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.22% [5]	1.22% [5]
Expense recoupment/(waivers)	(0.01)% [5]	(0.01)% [5]
Net of expense recoupment/(waivers) and before deferred tax expense	1.21% [5]	1.21% [5]
Deferred tax expense/(benefit)	—% [5]	—% [5]
Total expenses/(benefit)	1.21% [5]	1.21% [5]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.31)% [5]	(0.80)% [5]
Expense recoupment/(waivers)	0.01% [5]	0.01% [5]
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.30)% [5]	(0.79)% [5]
Deferred tax benefit	—% [5]	—% [5]
Net investment income	(0.30)% [5]	(0.79)% [5]
Portfolio turnover rate	28% [4]	35% [4]

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Class I Shares commenced operations on February 5, 2018.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Center Coast Brookfield MLP Focus Fund
Financial Highlights

	For the Six Months Ended March 31,	For the Ten Month Period Ended September 30,	For the Year Ended November 30,				For the Year Ended November 30,
Class Y	2019 (Unaudited)	2018	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57	$ 11.06	$ 10.14
Income from investment operations:
Net investment loss[1]	(0.01)	(0.05)	(0.09)	(0.03)	(0.01)	(0.05)	(0.09)
Return of capital[1]	0.18	0.33	0.39	0.38	0.34	0.32	0.39
Net realized and unrealized gain (loss) on investments[1,3]	(0.34)	0.43	(0.80)	0.29	(2.80)	0.91	1.29
Total from investment operations	(0.17)	0.71	(0.50)	0.64	(2.47)	1.19	1.59
Distributions to Shareholders:
From net investment income	—	(0.16)	—	—	—	(0.30)	—
From return of capital	(0.34)	(0.35)	(0.68)	(0.68)	(0.72)	(0.38)	(0.67)
Total distributions to shareholders	(0.34)	(0.51)	(0.68)	(0.68)	(0.72)	(0.68)	(0.67)
Net asset value, end of period	$ 6.85	$ 7.36	$ 7.16	$ 8.34	$ 8.38	$ 11.57	$ 11.06
Total Return†	-2.01% [10]	10.35% [1][0]	-6.53%	8.46%	-22.11%	10.95%	15.96% [5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,667,332	$1,568,976	$1,490,129	$1,353,904	$1,144,976	$1,568,738	$642,660
Ratio of Expenses to Average Net Assets:
Before expense recoupment/(waivers) and deferred tax expense	1.22% [9]	1.22% [9]	1.19%	1.21%	1.22%	1.19%	1.21%
Expense recoupment/(waivers)	(0.01)% [9]	(0.01)% [9]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax expense	1.21% [9]	1.21% [9]	1.19%	1.21%	1.22%	1.19%	1.24%
Deferred tax expense/(benefit)[6,7]	—% [9]	—% [9]	—%	5.61%	(14.59)%	5.62%	7.49% [8]
Total expenses/(benefit)	1.21% [9]	1.21% [9]	1.19%	6.82%	(13.37)%	6.81%	8.73% [8]
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense recovery/(reimbursement) and deferred tax benefit	(0.31)% [9]	(0.88)% [9]	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.21)%
Expense recoupment/(waivers)	0.01% [9]	0.01% [9]	—%	—%	—%	—%	0.03%
Net of expense recoupment/(waivers) and before deferred tax benefit	(0.30)% [9]	(0.87)% [9]	(1.14)%	(0.85)%	(0.70)%	(0.95)%	(1.24)%
Deferred tax benefit[7,9]	—% [9]	—% [9]	0.09%	0.41%	0.59%	0.50%	0.62% [8]
Net investment loss	(0.30)% [9]	(0.87)% [9]	(1.05)%	(0.44)%	(0.11)%	(0.45)%	(0.62)% [8]
Portfolio turnover rate	28% [10]	35% [10]	32%	60%	51%	55%	9%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Prior to February 3, 2018 this Fund operated under a different name. Please see Note 1 of the Notes to Financial Statements for details of this name change. Effective before the opening of business on February 5, 2018, the Institutional share classe was redesignated as Y. See Note 1 for further information.
[5]	For the fiscal year ended November 30, 2013, total returns would have been lower had expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Effective December 1, 2012, the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[8]	Ratios have been restated due to a change in accounting methodology.
[9]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[10]	Not annualized.
[11]	Annualized.

See Notes to Financial Statements.
2019 Semi-Annual Report15

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited)
March 31, 2019

1.Organization
Brookfield Investment Funds, a Delaware statutory trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of seven different series of underlying portfolios as of March 31, 2019. Center Coast Brookfield MLP Focus Fund (the ‘‘Fund’’), a series of the Trust, is non-diversified as that term is defined in the 1940 Act. The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class Y Shares.
Following the close of business on February 2, 2018, the Fund acquired all of the assets, subject to liabilities, of the Center Coast MLP Focus Fund (the “Predecessor Fund”) through a tax-free reorganization (the “Reorganization”). The Fund has the same investment objective and substantially similar investment strategies and policies as the Predecessor Fund. As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Fund. In addition, as a result of the Reorganization, the Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history. The Predecessor Fund commenced operations on December 31, 2010. The Fund's Class I Shares commenced operations on February 5, 2018.
Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A Shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices.
16Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the
2019 Semi-Annual Report17

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2019:
Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	1,675,817,667	$ —	$ —	1,675,817,667
Common Stocks	883,829,603	—	—	883,829,603
Money Market Fund	26,834,245	—	—	26,834,245
Total Investments	$2,586,481,515	$ —	$ —	$2,586,481,515
For further information regarding security characteristics, see the Schedule of Investments.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which
18Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund primarily invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended March 31, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests,
2019 Semi-Annual Report19

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2019, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2020.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
3.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 2.27% for state and local tax.
The Fund's income tax provision consists of the following for the six months ended March 31, 2019:
Deferred tax expense (benefit)
Federal	$(12,323,526)
State	(848,193)
Change in valuation allowance	13,171,719
Total deferred tax expense	$ —
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:
Amount
Application of statutory income tax rate	$(11,632,047)
State income taxes net of federal benefit	(1,255,360)
Effect of permanent & temporary differences	(317,988)
Tax expense (benefit) due to change in effective state rates	33,676
Change in valution allowance	13,171,719
Total income tax expenes	$ —
For the six months ended March 31, 2019, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 23.27% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities for the six months ended March 31, 2019 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 96,217,141
Capital loss carryforward (tax basis)	62,202,492
Valuation Allowance	(19,606,835)
Total deferred tax assets	138,812,798
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(138,812,798)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2019, the Fund has determined that a valuation allowance of $19,606,835 was required as stated in the table above.
2019 Semi-Annual Report21

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of March 31, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
9/30/2033	$ 12,066,929
9/30/2035	126,671,855
9/30/2036	57,346,506
9/30/2037	89,523,820
Unlimited	108,064,239
Unlimited	19,874,222
Total	$413,547,571
As of March 31, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
9/30/2021	$267,349,320
Total	$267,349,320
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

As of March 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,989,857,391	$637,184,673	$(40,560,548)	$596,624,124
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.46% for Class A Shares, 2.21% for Class C Shares, 1.21% for Class I Shares and 1.21% for Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least February 1, 2020 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of February 2nd of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $103,031 for the six months ended March 31, 2019, $251,919 for the ten months ended September 30, 2018 and $0 for the fiscal year ended November 30, 2017. For the six months ended March 31, 2019, the ten months ended September 30, 2018 and the fiscal year ended November 30, 2017, the Adviser did not recoup any expenses.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily net Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
2019 Semi-Annual Report23

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

5.Purchases and Sales of Investments
For the six months ended March 31, 2019, purchases and sales of investments, excluding short-term investments were $734,552,337 and $610,318,861, respectively.
6.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class I” Shares, and “Class Y” Shares.
The shares of each series or class participate equally in the earnings, distributions and assets of the particular series or class.
	Center Coast Brookfield MLP Focus Fund
	2019 [1]		2018 [2]		2017 [3]
Class A	Shares	Amount	Shares	Amount	Shares	Amount
Subscriptions	9,919,038	$ 64,662,172	12,838,115	$ 92,996,245	13,889,680	$ 112,959,556
Reinvestment of distributions	2,584,499	16,724,070	3,409,802	24,085,760	4,129,810	32,681,291
Redemptions	(11,363,892)	(72,837,428)	(14,965,335)	(107,020,013)	(20,350,725)	(164,184,604)
Net Increase (Decrease)	1,139,645	$ 8,548,814	1,282,582	$ 10,061,992	(2,331,235)	$ (18,543,757)
Class C	Shares	Amount	Shares	Amount	Shares	Amount
Subscriptions	7,448,526	$ 43,388,290	11,698,214	$ 78,728,997	16,109,846	$ 123,016,368
Reinvestment of distributions	5,144,068	30,406,000	7,238,114	47,178,388	9,145,807	67,438,747
Redemptions	(18,448,479)	(107,186,081)	(23,653,945)	(155,684,637)	(26,889,996)	(199,335,773)
Net Decrease	(5,855,885)	$ (33,391,791)	(4,717,617)	$ (29,777,252)	(1,634,343)	$ (8,880,658)
Class I4	Shares	Amount	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	33	$ 250	—	$ —
Reinvestment of distributions	2	12	2	16	—	—
Redemptions	—	—	—	—	—	—
Net Increase	2	$ 12	35	$ 266	—	$ —
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

	Center Coast Brookfield MLP Focus Fund
	2019 [1]		2018 [2]		2017 [3]
Class Y	Shares	Amount	Shares	Amount	Shares	Amount
Subscriptions	95,896,764	$ 622,350,030	97,184,868	$ 714,088,173	105,955,557	$ 864,966,707
Reinvestment of distributions	11,633,830	76,944,004	15,206,959	109,349,929	16,170,128	128,608,758
Redemptions	(77,439,020)	(498,004,399)	(107,378,836)	(768,566,184)	(76,149,722)	(605,952,349)
Net Increase	30,091,574	$ 201,289,635	5,012,991	$ 54,871,918	45,975,963	$ 387,623,116

1 For the Six Months Ended March 31, 2019.
2 For Ten Month Period Ended September 30, 2018.
3 For the Fiscal Year Ended November 30, 2017.
4 Class I Shares commenced operations on February 5, 2018.
7.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of March 31, 2019 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For six months ended March 31, 2019, the average interest rate on the outstanding principal amount for the Fund was 5.00%.
During the six months ended March 31, 2019, the Fund utilized the credit facility for 5 days and had an outstanding average daily loan balance of $11,913,400. The maximum amount outstanding during the period was $15,941,000 and the interest expense amounted to $8,687. At of March 31, 2019, the Fund did not have an amount outstanding on the credit facility.
8.Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments (if any). Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2019 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.
Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Depreciation while Affiliated	Value End of Period	Return of Capital Distributions
NuStar Energy LP	$153,393,895	$ 3,983,276	$(2,278,005)	$(6,058,994)	1,132,492	150,172,664	(6,661,830)
SemGroup Corp.	24,327,897	58,372,421	—	—	(11,347,634)	71,352,684	(2,257,454)
Total	$177,721,792	$62,355,697	$(2,278,005)	$(6,058,994)	(10,215,142)	221,525,348	(8,919,284)

Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
NuStar Energy LP	5,517,766	151,347	(84,410)	5,584,703
SemGroup Corp.	1,103,306	3,737,446	—	4,840,752
Total	6,621,072	3,888,793	(84,410)	10,425,455
2019 Semi-Annual Report25

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

As of March 31, 2019, the Fund owned 5.18% of the total oustanding shares of Nustar Energy LP and 6.12% of the total oustanding shares of SemGroup Corp.
9.Other Risks
Liquidity Risk: The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difﬁcult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks: In the normal course of business, the Fund trades ﬁnancial instruments and enters into ﬁnancial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Master Limited Partnership Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conﬂicts of interest between the MLP and the MLP’s general partner, cash ﬂow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversiﬁcation Risk: The Fund is non-diversiﬁed, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversiﬁed mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Private Investment Risk: The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a ﬁxed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private ﬁnancing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.
Portfolio Concentration Risk: The Fund concentrates its investments in the energy sector, and therefore is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to speciﬁc risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Tax Risks: Tax risks associated with investments in the Fund include but are not limited to the following:
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

Fund Structure Risk: The Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.
MLP Tax Risk: MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Tax Estimation/NAV Risk: In calculating the Fund’s NAV, the Fund is, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance reduces the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reﬂects an estimate of the Fund’s future tax beneﬁt associated with net operating losses and/or unrealized losses. Any deferred tax asset balance increases the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of ﬁnancial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary signiﬁcantly from the Fund’s actual tax liability or beneﬁt, and, as a result, the determination of the Fund’s actual tax liability or beneﬁt may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modiﬁcations in estimates or assumptions may have a material impact on the Fund’s NAV.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
On April 18, 2019 and May 16, 2019, the Fund paid a distribution in the amount of $0.057 per common share and $0.057 per common share, respectively.
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading,
2019 Semi-Annual Report27

CENTER COAST BROOKFIELD MLP FOCUS FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2019

the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
28Brookfield Public Securities Group LLC

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CENTER COAST BROOKFIELD MLP FOCUS FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
30Brookfield Public Securities Group LLC

Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
777 E Wisconsin Avenue
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT will be available on the SEC's website at www.sec.gov. In addition, the Fund's Form N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)            As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 4, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: June 4, 2019